                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                      [X]

Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                          MAINSTAY VP SERIES FUND, INC.
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

                          MAINSTAY VP SERIES FUND, INC.
                        MAINSTAY VP BASIC VALUE PORTFOLIO

                                51 Madison Avenue
                            New York, New York 10010

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 28, 2006

TO OUR POLICY OWNERS:


Please take note that the SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MAINSTAY VP BASIC VALUE PORTFOLIO (the "Portfolio"), a series of MainStay VP Series Fund, Inc. (the "Fund"), will be held on September 28, 2006, beginning at 11:00 a.m. Eastern Time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054. As the owner of a variable annuity contract or a variable life insurance contract (a "Policy") issued by New York Life Insurance and Annuity Corporation ("NYLIAC"), you have the right to instruct NYLIAC how to vote your shares of the Portfolio at the Special Meeting.


The Fund, a Maryland corporation, currently consists of 25 series. THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT RELATE SOLELY TO THE MAINSTAY VP BASIC VALUE PORTFOLIO, as specified in the Proxy Statement.

AT THE SPECIAL MEETING, AS EXPLAINED IN THE PROXY STATEMENT ACCOMPANYING THIS LETTER, YOU WILL BE ASKED TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN NYLIM AND INSTITUTIONAL CAPITAL LLC ("ICAP") WITH RESPECT TO THE PORTFOLIO.

After careful consideration, the Board of Directors of the Fund has approved the above-referenced proposal and recommends that shareholders vote "FOR" the proposal.


Your vote is very important to us regardless of the number of shares that are attributable to your Policy. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on September 28, 2006. A proxy card accompanies the Proxy Statement. There are several ways to vote your shares, including mail, telephone and the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions before you vote, please contact the Fund by calling toll-free 1-800-598-2019.


We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ Christopher O. Blunt
                                        ----------------------------------------
                                        Christopher O. Blunt
                                        President


Enclosure

                          MAINSTAY VP SERIES FUND, INC.
                        MAINSTAY VP BASIC VALUE PORTFOLIO

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 28, 2006

TO THE POLICY OWNERS OF THE MAINSTAY VP BASIC VALUE PORTFOLIO:

On behalf of the Board of Directors (the "Board" or the "Directors") of MainStay VP Series Fund, Inc. (the "Fund"), you are cordially invited to attend a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the MAINSTAY VP BASIC VALUE PORTFOLIO (the "Portfolio"). The Special Meeting will be held on September 28, 2006, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 11:00 a.m., Eastern Time.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposal:

     TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN NYLIM AND INSTITUTIONAL CAPITAL LLC ("ICAP") TO APPOINT ICAP AS THE NEW SUBADVISOR TO THE PORTFOLIO.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the proposal above. You may vote at the Special Meeting if you are a policy owner of record of the Portfolio as of the close of business on July 14, 2006 ("Record Date"). If you attend the Special Meeting, you may vote the shares that are attributable to your contract in person. Even if you do not attend the Special Meeting, you may vote by proxy by mail, telephone or the Internet. You may revoke the proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free 1-800-598-2019.

By order of the Board of Directors,


/s/ Marguerite E. H. Morrison
------------------------------------
Marguerite E. H. Morrison
Secretary


August 3, 2006

                                IMPORTANT NOTICE:

   PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU
   CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY
                           VOTING THE ENCLOSED PROXY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

                REGISTRATION                                  VALID
                ------------                                  -----
CORPORATE ACCOUNTS
(1) ABC Corp...............................   ABC Corp. John Doe, Treasurer
(2) ABC Corp...............................   John Doe
(3) ABC Corp. c/o John Doe.................   John Doe
(4) ABC Corp. Profit Sharing Plan..........   John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership....................   Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership...   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust..............................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78....   Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust
    f/b/o John B. Smith, Jr. UGMA/UTMA.....   John B. Smith, Custodian f/b/o/
                                              John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith................   John B. Smith, Jr.,
                                              Executor
                                              Estate of John B. Smith

Please choose one of the following options to vote your shares:


     - By mail, by signing, dating and mailing the enclosed proxy card in the postage paid return envelope provided;


     - By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

     - Through the Internet, by using the Internet address located on the proxy card and following the instructions on the site; or

     -    In person at the Special Meeting

                          MAINSTAY VP SERIES FUND, INC.
                        MAINSTAY VP BASIC VALUE PORTFOLIO

                                51 Madison Avenue
                            New York, New York 10010

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 28, 2006

INTRODUCTION


This Proxy Statement is being furnished to the shareholders of the MainStay VP Basic Value Portfolio (the "Portfolio"), a series of MainStay VP Series Fund, Inc. (the "Fund"), in connection with the solicitation of proxies relating solely to the Portfolio, by the Board of Directors of the Fund (the "Board" or the "Directors"), for a special meeting of shareholders of the Portfolio (the "Special Meeting") to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on September 28, 2006, beginning at 11:00 a.m. Eastern Time. THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS WITH RESPECT TO THE PROPOSAL SET FORTH IN THE ACCOMPANYING NOTICE (THE "PROPOSAL").


Only shareholders of record who owned shares of any class of the Portfolio at the close of business on July 14, 2006 (the "Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Although New York Life Insurance and Annuity Corporation ("NYLIAC") is the record owner of the Portfolio's shares, as an owner of a variable annuity contract or a variable life insurance contract ("Policy") issued by NYLIAC ("Policy Owner"), you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Policy at the Special Meeting. Each Policy Owner is entitled to give voting instructions with respect to his or her respective "pro rata portion" of shares of the Portfolio as of the Record Date.


The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about August 3, 2006 to all shareholders and to the corresponding Policy Owners of record of the Portfolio. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Portfolio.


It is important for you to vote on the Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

                                   ----------

                                    PROPOSAL

                     APPROVAL OF A NEW SUBADVISORY AGREEMENT
                 BETWEEN NEW YORK LIFE INVESTMENT MANAGEMENT LLC
                          AND INSTITUTIONAL CAPITAL LLC

                                   ----------

At a Board meeting held on June 20, 2006, the Directors of the Fund, including a majority of the Directors who are not interested persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, NYLIM, the Portfolio's manager, or Institutional Capital LLC ("ICAP"), (the "Independent Directors"), approved, on behalf of the Portfolio, an interim subadvisory agreement between NYLIM and ICAP (the "Interim Subadvisory Agreement") pursuant to which ICAP has managed the assets of the Portfolio since July 3, 2006, and a subadvisory agreement between NYLIM and ICAP (the "New Subadvisory Agreement"), pursuant to which ICAP would manage the assets of the Portfolio on an ongoing basis if shareholders approve the Proposal.

WHY AM I RECEIVING THIS PROXY STATEMENT?

Mutual fund companies are required to obtain shareholder approval for certain types of changes affecting their funds, such as the change contemplated in the Proposal. This Proxy Statement is being furnished to you in connection with the solicitation of votes by the Directors of the Fund with respect to the Portfolio.

You are receiving this Proxy Statement because you are the owner of a Policy, and some or all of your Policy value is invested in the Portfolio. Although NYLIAC is the record owner of the Portfolio's shares, as a Policy Owner, you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Policy.

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW SUBADVISORY AGREEMENT, WHICH PROVIDES THAT ICAP WILL SERVE AS THE SUBADVISOR TO THE PORTFOLIO AND WILL MANAGE THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS. As discussed in greater detail below, NYLIM has proposed that ICAP serve as subadvisor to the Portfolio based, among other things, on the nature, quality and extent of the services ICAP would provide to the Portfolio. The Board believes it is in the best interests of the Portfolio and its shareholders to retain ICAP's services.

WHY IS THE NEW SUBADVISORY AGREEMENT NECESSARY?

The Dreyfus Corporation ("Dreyfus") had served as the subadvisor to the Portfolio pursuant to a subadvisory agreement dated May 1, 1998, as amended, between NYLIM, on behalf of the Portfolio, and Dreyfus (the "Former Subadvisory Agreement"). At a meeting held on June 20, 2006, the Board approved NYLIM's recommendation to terminate the Former Subadvisory Agreement and replace Dreyfus with ICAP, effective on or about June 30, 2006. As discussed in more detail in the next section, entitled, "What did the Board consider in approving the Interim Subadvisory Agreement and the New Subadvisory Agreement," the Board approved the New Subadvisory Agreement between NYLIM and ICAP to appoint ICAP as the new subadvisor to the Portfolio.

To ensure the uninterrupted provision of subadvisory services to the Portfolio during the period between the termination of Dreyfus (which occurred on June 30, 2006) ("the Dreyfus Termination Date") and the Special Meeting, the Board of Directors also approved the Interim Subadvisory Agreement pursuant to Rule 15a-4 under the 1940 Act, which became effective as of the Dreyfus Termination Date and pursuant to which ICAP currently manages the Portfolio's assets. The Interim Subadvisory Agreement will remain in effect until the earlier of the expiration of 150 days from its effective date, or the date on which the Portfolio's Policy Owners approve the New Subadvisory Agreement. Rule 15a-4 permits ICAP to provide subadvisory services to the Portfolio under the Interim Subadvisory Agreement without shareholder approval, subject to certain conditions, including the following:

     - ICAP's compensation during the interim period is no greater than that paid to Dreyfus under the Former Subadvisory Agreement; and

     - the Board, including a majority of the Independent Directors, approve the Interim Subadvisory Agreement.

During the term of the Interim Subadvisory Agreement, NYLIM has agreed to pay ICAP for its services an annual fee, calculated daily and payable monthly, based on the average daily net assets of the Portfolio as follows:

               0.45% on assets up to $250 million

               0.40% on assets over $250 million

This fee is identical to the subadvisory fee paid to Dreyfus under the Former Subadvisory Agreement.

WHAT DID THE BOARD CONSIDER IN APPROVING THE INTERIM SUBADVISORY AGREEMENT AND THE NEW SUBADVISORY AGREEMENT?

At a meeting held on June 20, 2006, the Board considered the approval of the Interim Subadvisory Agreement and New Subadvisory Agreement (collectively, "ICAP Agreements") with respect to the Portfolio. In reaching its decision to approve the ICAP Agreements, the Independent Directors separately, who were advised by independent legal counsel, and the Board as a whole, considered the following factors and reached the conclusions described below.


The Board considered NYLIM's explanation of its rationale for proposing that ICAP replace Dreyfus as subadvisor to the Portfolio. The Board noted that the performance for the Portfolio had not met the Directors' expectations in recent years under Dreyfus's management, as evidenced in part by its mediocre performance relative to its peers in its benchmark (the Lipper Variable Annuity Large Cap Value category) and the failure of the Dreyfus strategy to raise significant interest from variable product clients. The Board also took into consideration information provided by NYLIM on ICAP's performance in managing the ICAP Select Equity

Fund, a mutual fund advised by ICAP with an investment objective similar to that of the Portfolio. The Board noted that the ICAP Select Equity Fund had outperformed the Portfolio on a gross basis over the one-, three- and five-year period ended April 30, 2006. The Board also noted that the ICAP Select Equity Fund had an overall 4-star Morningstar rating as of April 30, 2006. While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance of the ICAP Select Equity Fund compared favorably in relation to similar funds, and that it was reasonable to expect that ICAP would provide satisfactory performance in the future. The Board then discussed ICAP's Select Equity strategy and took into account the fact that portfolios managed utilizing this strategy typically held between 20 to 30 stocks and experienced a portfolio turnover rate of over 100%. The Board considered that although the Select Equity strategy was concentrated, the Portfolio would continue to be managed as a diversified fund. The Board further considered the experience level and tenure of the ICAP portfolio management team, which on average had approximately 20 years of industry experience (14 years with the firm). The Board concluded that these factors supported NYLIM's recommendation that ICAP should serve as the Portfolio's new subadvisor.


The Board also considered the proposed subadvisory fee rate that would be payable by NYLIM to ICAP under the ICAP Agreements. The Board noted that the subadvisory fee arrangement between NYLIM and ICAP would be the same as the subadvisory fee arrangement between NYLIM and Dreyfus. The Board also compared ICAP's proposed subadvisory fee rate with the subadvisory fee rates applicable to other similar funds in the NYLIM family of funds and Lipper Large-Cap Value Category. Based on these considerations, the Board concluded that ICAP's proposed subadvisory fee rates under the ICAP Agreements were reasonable in comparison to other subadvisory fee rates.


The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Dreyfus under the Former Subadvisory Agreement and those that would be provided to the Portfolio by ICAP under the ICAP Agreements, noting that the nature and extent of services under the Former Subadvisory Agreement and the New Subadvisory Agreement were substantially similar. The Board concluded that it was reasonable to expect that the Portfolio would benefit from the nature and extent of services to be provided to the Portfolio by ICAP under the ICAP Agreements.



With respect to the quality of services to be provided under the ICAP Agreements, the Board considered, among other things, the background and experience of ICAP's senior management and the expertise of, and amount of attention expected to be given to the Portfolio by, ICAP's investment analysts and both junior and senior investment personnel. The Board also considered that ICAP had been in the investment management business since 1970, managing money for some of the world's largest and most respected corporations and institutions. The Board noted that ICAP manages approximately $14 billion in total assets under management, of which approximately $13 billion represents investments in equity value securities. The Board also reviewed the qualifications, background and responsibilities of the team members who would be primarily responsible for day-to-day portfolio management services for the Portfolio. The Board concluded that it was satisfied with the quality of the investment subadvisory services anticipated to be provided to the Portfolio by ICAP, and that there was a reasonable basis on which to expect that the quality of investment subadvisory services that ICAP would provide under the ICAP Agreements would equal or exceed that provided by Dreyfus under the Former

Subadvisory Agreement.

Because the engagement of ICAP is new, there is no history of profitability with regard to its arrangements with the Portfolio. As a result, the Board reviewed the profitability of ICAP on a firm-wide basis. The Board considered ICAP's 2005 pre-tax profit margin and revenues. The Board noted that ICAP, as a smaller investment boutique, did not have various cost and profit centers and therefore did not allocate revenue or expenses to specific clients. Based upon these and other considerations, the Board determined that the profit margin realized by ICAP was within an acceptable range and was reasonable.

The Board received and considered information about the potential of NYLIM and ICAP to experience economies of scale as the Portfolio grows in size. The Board noted that NYLIM's advisory fee rate and ICAP's proposed subadvisory fee rate contain breakpoints and, accordingly, each reflects the potential to share economies of scale.

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by ICAP as a result of its relationship with the Portfolio. Such benefits are expected to include benefits attributable to the Portfolio's relationship with ICAP (such as soft dollar credits, which are credits obtained through portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in ICAP's business as a result of its relationship with the Portfolio (such as the ability to market to other prospective clients through NYLIM's multiple distribution channels). The Board concluded that the ancillary benefits that ICAP could be expected to receive with regard to providing investment advisory and other services to the Portfolio, such as those noted above, were not unreasonable.

The Board considered that ICAP had entered into an agreement with  New
York Life Investment Management Holdings LLC ("NYLIM Holdings"), an affiliate of NYLIM, to become a wholly-owned indirect subsidiary of NYLIM Holdings. This transaction closed on June 30, 2006. The Board considered NYLIM's recommendation to appoint ICAP as the subadvisor to the Portfolio even if the transaction between NYLIM Holdings and ICAP did not close and ICAP remained unaffiliated with NYLIM. The Board also considered the potential benefits to the Portfolio of having an entity that is affiliated with NYLIM serve as a subadvisor to the Portfolio, such as additional transparency with regard to compliance matters through the integration of ICAP into the NYLIM compliance regime, as well as the potential benefits, economic and otherwise, to NYLIM of having an affiliated entity serve as a subadvisor to the Portfolio, such as the receipt of the subadvisory fee by an affiliate. The Board expressed the view that having ICAP operate as a stand-alone business within NYLIM Holdings could benefit the Portfolio because ICAP would likely be more responsive to Board commentary and concerns, the portfolio managers would be more accessible to the Board for presentations and ICAP's portfolio management team would be under the scrutiny of NYLIM's Investment Committee.

Considering all of these factors, the Board, including all of the Independent Directors voting separately, approved the selection of ICAP as subadvisor and concluded that the subadvisory fees to be paid to ICAP under the ICAP Agreements were reasonable.

WHAT ARE THE TERMS OF THE NEW SUBADVISORY AGREEMENT?

The form of the New Subadvisory Agreement is included as Exhibit A to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A.

There will be no change in the duties of NYLIM as a result of approval of the New Subadvisory Agreement. Pursuant to the New Subadvisory Agreement, ICAP will serve as the subadvisor to the Portfolio and will manage the Portfolio, select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and NYLIM and in accordance with the Portfolio's investment objectives, policies and restrictions.

More specifically, ICAP will perform the following services:

     - provide a continuous investment program for the Portfolio, subject to the supervision of the Board and NYLIM, and in accordance with the Portfolio's investment objectives, policies, and restrictions;

     - provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest;

     - maintain all books and records with respect to the Portfolio's securities transactions required to be maintained by it under the 1940 Act and the rules thereunder;

     - deliver to NYLIM and the Directors such periodic and special reports as NYLIM or the Directors may reasonably request;

     - monitor, on a daily basis, the determination by the portfolio accounting agent for the Portfolio of the valuation of portfolio securities; and

     - provide the Portfolio's custodian, on each business day, with information relating to the execution of all portfolio transactions pursuant to standing instructions.

In consideration for its services, ICAP will be entitled to receive an annual fee based on the average daily net assets of the Portfolio as follows:

               0.45% on assets up to $250 million

               0.40% on assets over $250 million

Under the Former Subadvisory Agreement, Dreyfus received an annual fee identical to that proposed to be paid to ICAP under the New Subadvisory Agreement. During the fiscal year ended December 31, 2005, Dreyfus received $420,147 in subadvisory fees. Had the New Subadvisory Agreement been in effect during that same fiscal period, ICAP's subadvisory fees would have been identical to those of Dreyfus, assuming all other factors to be equal.

If approved by shareholders, the New Subadvisory Agreement will become effective on or about September 28, 2006 and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the New Subadvisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Directors, or by the vote of a majority of the outstanding shares of the Portfolio, and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The New Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Portfolio's Management Agreement, which is discussed below.

The New Subadvisory Agreement provides that ICAP will not be liable to NYLIM, the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, its services under the New Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from ICAP's willful misfeasance, bad faith, or gross negligence in the performance of its duties under the New Subadvisory Agreement, or reckless disregard of its obligations or duties under the New Subadvisory Agreement.

The material terms of the New Subadvisory Agreement are the same as those of the Interim Subadvisory Agreement, except as to provisions relating to the term of the agreements. The terms of the New Subadvisory Agreement differ in certain respects from those of the Former Subadvisory Agreement. In this regard, the New Subadvisory Agreement includes certain provisions, that were either not addressed or addressed in less detail in the Former Subadvisory Agreement, such as indemnification obligations between NYLIM and the subadvisor, more detailed descriptions of the obligations of the subadvisor in performing under the agreement, provisions designed to address regulatory requirements that came into effect after the execution of the Former Subadvisory Agreement, limitations as to representations relating to the subadvisor, limitations on the use of names and confidentiality provisions, and a provision regarding the ability of NYLIM to terminate the New Subadvisory Agreement pursuant to the "manager-of-managers" process.

HOW CAN YOU VOTE YOUR SHARES?

Please choose one of the following options to vote your shares:

     -    By mail, with the enclosed proxy card;

     - By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

     - Through the Internet, by using the Internet address located on you proxy card and following the instructions on the site; or

     -    In person at the Special Meeting.

                      CURRENT INVESTMENT ADVISORY AGREEMENT

Pursuant to an investment advisory agreement dated December 15, 1996, as amended, between the Portfolio and NYLIM (the "Investment Advisory Agreement"), NYLIM serves as Investment Adviser to the Portfolio. NYLIM and its predecessor have managed the Portfolio since its inception.

In conformity with the stated policies of the Fund and pursuant to the Investment Advisory Agreement, NYLIM manages the investment operations of the Portfolio and the composition of the Portfolio's portfolio, subject to the supervision of the Board. NYLIM provides offices, conducts clerical, recordkeeping, and bookkeeping services, and maintains most of the financial and accounting records required for the Portfolio.


The Investment Advisory Agreement was last approved by shareholders on April 1, 1998 and most recently renewed by the Board at a meeting held on December 1 and 2, 2005. It will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The Investment Advisory Agreement may be terminated as to the Portfolio at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Portfolio, or by NYLIM. The Investment Advisory Agreement also terminates automatically in the event of its assignment (as defined in the 1940
Act).


Under the Investment Advisory Agreement, NYLIM may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, NYLIM monitors such subadvisor's investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, NYLIM continuously reviews, supervises and administers the Portfolio's investment program, including monitoring for compliance with regulatory restrictions by those managing the Portfolio's assets.

The Investment Advisory Agreement provides that NYLIM shall not be liable to the Fund for any error of judgment by NYLIM or for any loss sustained by the Portfolio in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from NYLIM's willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement. In consideration for its services, NYLIM receives an annual fee, based on the Portfolio's average daily net assets, of 0.60% on assets up to $250 million and 0.55% on assets over $250 million. For the fiscal year ended December 31, 2005, the Portfolio paid investment advisory fees to NYLIM equal to $560,208 (this figure includes amounts paid to Dreyfus).

              INFORMATION ABOUT INSTITUTIONAL CAPITAL LLC ("ICAP ")

NYLIM has proposed that ICAP, 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, serve as the subadvisor to the Portfolio. Under the supervision of NYLIM, ICAP is (and would remain) responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Portfolio. For these services, ICAP is and would continue to be paid a monthly fee by NYLIM, and not by the Portfolio.

ICAP has been an investment adviser since 1970, and as of May 1, 2006, managed approximately $14 billion in assets. The investment team of Robert H. Lyon and Jerrold K. Senser is jointly and primarily responsible for the day-to-day management of the Portfolio. As of June 30, 2006, ICAP is a wholly-owned subsidiary of NYLIM Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company.


Exhibit B to this Proxy Statement sets forth the directors and principal executive officers of ICAP. It also contains certain information with respect to the other registered investment companies advised by ICAP that have investment objectives similar to the Portfolio.


The ICAP investment team of Robert H. Lyon and Jerrold K. Senser is and would continue to be jointly and primarily responsible for the day to day management of the Portfolio's assets. Their biographical information is as follows:

     ROBERT H. LYON - Mr. Lyon, chief investment officer, joined ICAP in 1976 as a securities analyst. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992. He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.

     JERROLD K. SENSER - Mr. Senser, CFA, is co-chief investment officer and a member of the senior investment committee. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham. Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.

                 BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of portfolio securities for the account of the Portfolio, ICAP seeks the best execution of the Portfolio's orders. In the course of achieving best execution, ICAP may place such orders with brokers and dealers who provide market, statistical and other research information to it. ICAP is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to ICAP's receipt of market, statistical and other research information.


NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliate of NYLIM, may act as broker for the Portfolio. NYLIFE Securities is a wholly owned subsidiary of NYLIFE LLC, which is a wholly owned subsidiary of New York Life Insurance Company, the indirect parent of NYLIM. NYLIFE Securities is therefore an "Affiliated Broker" as that term is defined in Schedule 14A under the Securities

Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the most recently completed fiscal year.

                              BOARD RECOMMENDATION


    THE DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIO VOTE "FOR" THE APPROVAL OF THE NEW SUBADVISORY

                                   AGREEMENT.

                               VOTING INFORMATION

VOTING OF PROXIES. If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. You may also vote your shares through telephone touch-tone voting or Internet voting. These options require you to input a control number, which is located on each proxy card. After inputting these numbers, you will be prompted to provide your vote on the Proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by Policy Owners. A Policy Owner who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by (1) delivering to the Fund written notice of the revocation, (2) delivering to the Fund a proxy with a later date, or (3) voting in person at the Special Meeting.

In the event a Policy Owner signs and returns the proxy but does not indicate his or her vote as to the Proposal, such proxy will be voted FOR the Proposal.

QUORUM REQUIREMENTS. A quorum of shareholders (i.e. the Insurance Company, as the record owner of the Portfolio's shares) is necessary to hold a valid meeting and to consider the Proposal. The holders of a majority of the outstanding shares on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum.


VOTES NECESSARY TO APPROVE THE PROPOSAL. Approval of the Proposal requires an affirmative vote of a majority of the outstanding shares of the Portfolio. The 1940 Act defines the term "majority of the outstanding securities" to mean the lesser of: (1) 67% or more of the shares of the Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present; or (2) more than 50% of the outstanding shares of the Portfolio. NYLIAC, as the holder of record of all shares of the Portfolio, is required to "pass through" to its Policy Owners the right to vote shares of the Portfolio. The Fund expects that NYLIAC will vote 100% of the shares of the Portfolio held by its respective separate accounts. NYLIAC will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the Proposal. Unmarked voting instructions from Policy Owners will be voted in favor of the Proposal. The Fund may adjourn the Special Meeting to the extent permitted by law, if necessary, to permit NYLIAC to obtain additional voting instructions from Policy Owners.

All outstanding shares of the Portfolio are owned of record, in the aggregate, by VUL Separate Account I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III, NYLIAC Variable Annuity Separate Account IV and CSVUL Separate Account I. As of the Record Date, there were 7,787,487.701 shares of the Portfolio outstanding. Policy Owners, as of the Record Date, are entitled to one vote for each full share held and fractional votes for fractional shares held through their Policy. As of the Record Date, the chart below reflects the total number of shares outstanding, the number of shares of beneficial interest and the percentage of the total outstanding shares of the Portfolio owned by each shareholder.



                                    MAINSTAY VP BASIC
                                     VALUE PORTFOLIO
                                  ----------------------
                                  INITIAL CLASS
                                      SHARES         %
                                  -------------   ------
VUL Separate Account I ........     789,492.454     15.08

CSVUL Separate Account I ......      34,531.713      0.66

NYLIAC Variable
Annuity Separate Account I ....     205,168.260      3.92

NYLIAC Variable
Annuity Separate Account II ...     343,203.629      6.56

NYLIAC Variable
Annuity Separate Account III ..   3,861,368.995     73.78

   Total Outstanding ..........   5,233,765.053    100.00



                                  SERVICE CLASS
                                      SHARES         %
                                  -------------   ------
NYLIAC Variable
Annuity Separate Account III ..   2,099,212.270     82.20

NYLIAC Variable
Annuity Separate Account IV ...     454,510.3779    17.80

   Total Outstanding ..........   2,553,722.648    100.00


ADJOURNMENTS. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that have been voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

PAYMENT OF SOLICITATION EXPENSES. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Portfolio and are estimated to be between $10,000 and $15,000. The Fund (and thus shareholders of the Portfolio) may incur additional expenses as a result of this proxy solicitation. Proxies will be solicited via regular mail and also may be solicited via telephone e-mail, or other personal contact by personnel of NYLIM, the Fund, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Portfolio does not know of any matters to be presented at the Special Meeting other than that described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is the Portfolio's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

FUTURE SHAREHOLDER PROPOSALS. A Policy Owner may request inclusion in the Fund's Proxy Statement and proxy card for shareholder meetings certain proposals for action which the Policy Owner intends to introduce at such meeting. Any Policy Owner proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Policy Owners. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Fund is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Fund's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Fund, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

                                OTHER INFORMATION

MANAGER. NYLIM, located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as Investment Adviser to the Portfolio. NYLIM commenced operations in April 2000, and is an independently-managed, wholly owned indirect subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of December 31, 2005, NYLIM and its affiliates managed approximately $200 billion in assets.

DISTRIBUTOR. NYLIFE Distributors LLC located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor (the "Distributor") of the Fund for the Service Class shares of the Portfolio pursuant to a Distribution and Service Agreement. The Distributor is a wholly-owned subsidiary of NYLIM Holdings LLC. The Distributor is not obligated to sell any specific amount of the Service Class shares, and receives no compensation from the Fund or the Portfolio under the Distribution and Service Agreement.

ADMINISTRATOR. Under a master administration agreement dated December 15, 1996, as amended, between the Fund, on behalf of the Portfolio, and NYLIM, NYLIM provides administrative services and functions comprised of, but not limited to, certain recordkeeping, reporting and processing services for the Portfolio. As consideration for its services, NYLIM receives an annual fee of 0.20% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 2005, the Portfolio paid administration fees to NYLIM equal to $186,736.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent registered public accounting firm of the Fund. PWC is responsible for auditing the annual financial statements of the Portfolio. Representatives of PWC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

SHAREHOLDER REPORTS. The Fund will furnish, without charge, to any Policy Owner, upon request, a printed version of the Portfolio's most recent annual report (and the most recent semi-annual report succeeding the annual report). Such requests may be directed to the Fund by writing New York Life Insurance and Annuity Corporation, Attn: Mainstay VP Series Fund, Inc. (MainStay VP Basic Value Portfolio), 51 Madison Avenue, Room 452, New York, New York 10010, or by calling toll-free 1-800-598-2019. The financial statements included in the Portfolio's most recent annual report (and the most recent semi-annual report succeeding the annual report) are incorporated by reference in this Proxy Statement.

BENEFICIAL SHARE OWNERSHIP OF DIRECTORS AND OFFICERS. As of July 14, 2006, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Portfolio.

BENEFICIAL SHARE OWNERSHIP OF SHAREHOLDERS. As of July 14, 2006, the shareholders identified below were known by the Portfolio to beneficially own 5% or more of the outstanding interest of a class of the Portfolio:


   TITLE OF           NAME AND ADDRESS*               AMOUNT OF        PERCENT
    CLASS            OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP   OF CLASS
   --------     -----------------------------   --------------------   --------
Initial Class       VUL Separate Account I         789,492.454          15.08
                       NYLIAC Variable
                 Annuity Separate Account II       343,203.629           6.56
                       NYLIAC Variable
                Annuity Separate Account III     3,861,368.995          73.78

Service Class          NYLIAC Variable
                 Annuity Separate Account III    2,033,212.270          82.20
                       NYLIAC Variable
                 Annuity Separate Account IV       454,510.3779         17.80

* The address for each separate account is 51 Madison Avenue, New York, New York 10010.

                                    EXHIBIT A

                          FORM OF SUBADVISORY AGREEMENT

                          MAINSTAY VP SERIES FUND, INC.

     SUBADVISORY AGREEMENT, made as of the ___ day of ____ 2006 (the "Agreement"), between New York Life Investment Management LLC, a Delaware limited liability company (the "Manager"), on behalf of MainStay VP Series Fund, Inc. (the "Fund"), and Institutional Capital LLC (the "Subadvisor").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

     WHEREAS, the Fund is authorized to issue separate portfolios, each of which may offer a separate class of shares of beneficial interest, each portfolio having its own investment objective or objectives, policies, and limitations; and

     WHEREAS, the Fund currently offers shares in multiple portfolios, may offer shares of additional portfolios in the future, and intends to offer shares of additional portfolios in the future; and

     WHEREAS, the Manager entered into a Master Investment Advisory Agreement, dated 15th day of December, 1996, with the Fund, on behalf of its portfolios, (the "Investment Advisory Agreement"); and

     WHEREAS, under the Investment Advisory Agreement, the Manager has agreed to provide certain investment advisory services to the Fund; and

     WHEREAS, the Investment Advisory Agreement permits the Manager to delegate certain of its investment advisory duties under the Investment Advisory Agreement to one or more subadvisors; and

     WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the portfolios of the Fund, and manage such portion of the Fund as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Manager, and the Subadvisor as follows:

     1. Appointment. The Manager hereby appoints Institutional Capital LLC to act as subadvisor to the portfolio designated on Schedule A of this Agreement (the "Portfolio") subject to such written instructions and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Fund designates one or more portfolios other than the Portfolio with respect to which the Fund and the Manager wish to retain the Subadvisor to render investment advisory services hereunder, they shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Fund and Manager in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

     2. Portfolio Management Duties. Subject to the supervision of the Fund's Board of Directors and the Manager, the Subadvisor will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the Portfolio. The Subadvisor will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the Portfolio should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Portfolio. The Subadvisor will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (the "Commission"), as amended, copies of which shall be sent to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

     (a) The Subadvisor will (1) take all reasonable steps within its control that are necessary to manage the Portfolio so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code,
(2) take all reasonable steps within its control that are necessary to manage the Portfolio so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and (3) use reasonable efforts to manage the Portfolio so as to ensure compliance by the Portfolio with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Subadvisor of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Internal Revenue Code and regulations issued thereunder.

     (b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Fund's Board of Directors of which the Subadvisor has been sent a copy, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, as supplemented or amended, of which the Subadvisor has received a copy.

     (c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Portfolio, as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased for the Portfolio with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Fund and to such other clients, subject to review by the Manager and the Board of Directors.

     (d) In connection with the purchase and sale of securities for the Portfolio, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

     (e) The Subadvisor will monitor on a daily basis the determination by the portfolio accounting agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Subadvisor will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

     (f) The Subadvisor will make available to the Fund and the Manager, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     (g) The Subadvisor will provide reports to the Fund's Board of Directors, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio, and will furnish the Fund's Board of Directors with respect to the Portfolio such periodic and special reports as the Directors and the Manager may reasonably request.

     (h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Portfolio unless the contract with such company is approved by a majority of the Fund's Board of Directors and by a majority of Directors who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Fund, the Manager, or the Subadvisor, or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Portfolio of the Fund to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Portfolio, or any employee thereof has not, to the best of the Subadvisor's knowledge, in any material connection with the handling of Fund assets:

          (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

          (ii) been found by any state regulatory authority, within the last ten
(10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

          (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

     3. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefore, a fee equal to the percentage of the Portfolio's average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Investment Advisory Agreement between the Fund and the Manager. Expense caps or fee waivers for the Portfolio that may be agreed to by the Manager, but not agreed to by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor by the Manager.

     4. Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates. The Subadvisor's primary consideration in effecting a security transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm's risk in positioning a block of securities. Accordingly, the price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor's or its affiliate's overall responsibilities with respect to the Portfolio and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and with the Fund's Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to the Subadvisor if it is registered as a broker-dealer with the Commission, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services, to the Portfolio, the Subadvisor, or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards, and the Subadvisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to which such allocations have been made and the basis therefor.

     5. Disclosure about Subadvisor. The Subadvisor has reviewed and will review as appropriate, the post-effective amendment to the Registration Statement for the Fund filed with the Commission and any supplements thereto that contain disclosure about the Subadvisor, which materials have been or will be provided to the subadvisor by the Manager. Subadvisor represents and warrants that, with respect to the disclosure about the Subadvisor or information relating, directly or indirectly, to the Subadvisor, such materials contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor represents and warrants that it shall notify the Fund on an ongoing basis of any information necessary for the Fund to know in order to arrange for the disclosure relating to the Subadvisor to be amended or supplemented such that the materials relating to the Subadvisor at no time contain any untrue statement of any material fact and do not omit any statement of a material fact that would be required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Subadvisor is required to be registered.

     6. Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations, including, but not limited to:

     (a) the fees and expenses of Directors who are not interested persons of the Manager or of the Fund;

     (b) the fees and expenses of the Portfolio which relate to (A) the custodial function and the recordkeeping connected therewith, (B) the maintenance of the required accounting records of the Portfolio not being maintained by the Manager, (C) the pricing of the Portfolio's Shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Directors of the Fund, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolio's Shares;

     (c) the fees and expenses of the Fund's transfer and dividend disbursing agent, which may be the custodian, and which relate to the maintenance of each shareholder account;

     (d) the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining internal legal and compliance departments) and independent accountants for the Fund;

     (e) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions on behalf of the Portfolio;

     (f) all taxes and business fees payable by the Fund or the Portfolio to federal, state or other governmental agencies;

     (g) the fees of any trade association of which the Fund may be a member;

     (h) the cost of share certificates representing the Portfolio's Shares;

     (i) the fees and expenses involved in registering and maintaining registrations of the Fund and of its Shares with the Commission, registering the Fund as a broker or dealer, and qualifying its Shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

     (j) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

     (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and

     (l) any expenses assumed by the Portfolio pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

     7. Compliance.

     (a) The Subadvisor agrees to assist the Manager and the Fund in complying with the Fund's obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (a) periodically providing the Fund with information about, and independent third-party reports on, the Subadvisor's compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act ("Subadvisor's Compliance Program"); (b) reporting any material deficiencies in the Subadvisor's Compliance Program to the Fund within a reasonable time; and (c) reporting any material changes to the Subadvisor's Compliance Program to the Fund within a reasonable time. The Subadvisor understands that the Board of Directors of the Fund is required to approve the Subadvisor's Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board of Directors' approval of the Subadvisor's Compliance Program.

     (b) The Subadvisor agrees that it shall immediately notify the Manager and the Fund: (1) in the event that the Commission has censured the Subadvisor; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; (2) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code; or (3) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Subadvisor further agrees to notify the Manager and the Fund immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

     (c) The Manager agrees that it shall immediately notify the Subadvisor: (1) in the event that the Commission has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; (2) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code; or (3) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

     8. Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

     (a) Articles of Incorporation of the Fund, filed with the Department of Assessments and Taxation of the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, is herein called the "Articles of Incorporation");

     (b) By-Laws of the Fund;

     (c) Certified Resolutions of the Directors of the Fund authorizing the appointment of the Subadvisor and approving the form of this Agreement;

     (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended ("1933 Act"), on Form N-lA, as filed with the Commission relating to the Portfolio and the Portfolio's Shares, and all amendments thereto;

     (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A, as filed with the Commission, and all amendments thereto; and

     (f) Prospectus and Statement of Additional Information of the Portfolio.

     9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Portfolio are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

     10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Commission) in connection with any investigation or inquiry relating to this Agreement or the Fund.

     11. Representations Respecting Subadvisor. The Manager and the Fund agree that neither the Fund, the Manager, nor affiliated persons of the Fund or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Portfolio concerning the Subadvisor or the Portfolio other than the information or representations contained in the Registration Statement, Prospectus, or Statement of Additional Information for the Fund shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

     12. Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Portfolio and its prior, present or potential shareholders. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

     13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Subadvisor.

     14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadvisor's duties, or by reason of reckless disregard of the Subadvisor's obligations and duties under this Agreement.

     15. Indemnification.

     (a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Subadvisor (all of such persons being referred to as "Subadvisor Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund, which
(1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Fund or a Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

     (b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor's responsibilities as Subadvisor of the Portfolio, which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Subadvisor, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor, (2) may be based upon a failure to comply with Section 2, Paragraph(a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Fund or the Portfolio, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

     (d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

     16. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above, and continue on an annual basis thereafter with respect to the Portfolio, provided that such continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Portfolio shall be effective to continue this Agreement with respect to the Portfolio notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio, or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Portfolio hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Subadvisor and the Fund; (b) at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of each Portfolio, upon sixty

(60) days' written notice to the Manager and the Subadvisor; or (c) by the Subadvisor at any time without penalty, upon sixty (60) days' written notice to the Manager and the Fund. The Subadvisor recognizes that its services may be terminated or modified pursuant to the "manager-of-managers" process. In the event of termination for any reason, all records of each Portfolio for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Investment Advisory Agreement between the Adviser and the Fund is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 8, 9, 10, 13, 14, and 17 of this Agreement shall remain in effect, as well as any applicable provision of Section 15 and this Section 16.

     17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Portfolio, and (ii) the Directors of the Fund, including a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     18. Use of Name.

     (a) It is understood that the name MainStay VP Series Fund, Inc., or any derivative thereof or logo associated with that name, is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Fund and/or the Portfolio. Upon termination of the Investment Advisory Agreement between the Fund and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

     (b) It is understood that the names Institutional Capital LLC or ICAP or any derivative thereof or logo associated with those names, are the valuable property of the Subadvisor and its affiliates and that the Fund and/or the Portfolio have the right to use such names (or derivative or logo) in offering materials of the Fund with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Fund and/or the Portfolio. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (or derivative or logo).

     19. Proxies. The Manager has provided the Subadvisor a copy of the Manager's Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit, and in the best interests, of the Fund. Absent contrary instructions received in writing from the Fund, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Portfolio, in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Fund, and these records shall be available to the Fund upon request.

     20. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President, with a cc: Attention: Secretary; or (2) to the Subadvisor at Institutional Capital LLC, 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

     21. Miscellaneous. (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the Commission thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act. (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. (c) To the extent permitted under this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties. (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. (e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC


Attest:                                 By:
        -----------------------------       ------------------------------------
Name:                                   Name: Brian A. Murdock
      -------------------------------
Title:                                  Title: Chief Executive Officer
       ------------------------------


INSTITUTIONAL CAPITAL LLC


Attest:                                 By:
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
        ----------------------------           ---------------------------------

                                   Schedule A

As Compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee with respect to the Portfolio equal to the following:

Fund                            Annual Rate
----                            -----------
MainStay VP Series Fund, Inc.   0.45% on the first $250 million; and
Basic Value Portfolio           0.40% over $250 million

The portion of the fee based upon the average daily net assets of the above Portfolio shall be accrued daily at the rate of 1/365th of the annual rate applied to the daily net assets of the Portfolio.

The subadvisory fee so accrued shall be paid monthly to the Subadvisor.

                                    EXHIBIT B

                          ADDITIONAL INFORMATION ABOUT
                            INSTITUTIONAL CAPITAL LLC

The names and titles of the principal executive officer(s) of ICAP are shown below. Their principal address is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

NAME                TITLE
----                -----
Robert H. Lyon      Chief Executive Officer and Chief Investment Officer

Jerrold K. Senser   Executive Vice President and Co-Chief Investment
                    Officer

Pamela H. Conroy    Executive Vice President and Chief Operating Officer

Gary S. Maurer      Executive Vice President

Paula L. Rogers     Executive Vice President

Thomas R. Wenzel    Executive Vice President and Director of Research

Below is information concerning other registered investment companies having similar investment objectives to the Portfolio to which ICAP acts as investment advisor or subadvisor.


                                    ASSETS UNDER MANAGEMENT BY
                                            ICAP ($MM)
FUND                                      (AS OF 5/31/06)        FEE RATE (AS A % OF AVERAGE DAILY NET ASSETS)
----                                --------------------------   ---------------------------------------------
AXA Enterprise Multimanager Value            $    15.8                     0.50% on first $50 million
Fund (1)                                                                   0.40% on next $50 million
                                                                           0.35% on next $150 million
                                                                       0.30% on assets over $250 million

AXA Premier VIP Large Cap Value              $   413.1                      0.50% on 1st $50 million
Portfolio (2)                                                               0.40% on 2nd $50 million
                                                                           0.35% on next $150 million
                                                                       0.30% on assets over $250 million
__________________________________________________________________________________________________________
ICAP Select Equity Fund                      $1,007.61                             0.80% (3)

                                    ASSETS UNDER MANAGEMENT BY
                                            ICAP ($MM)
FUND                                      (AS OF 5/31/06)        FEE RATE (AS A % OF AVERAGE DAILY NET ASSETS)
----                                --------------------------   ---------------------------------------------
__________________________________________________________________________________________________________
MainStay MAP Fund (4)                                                  0.45% on the first $250 million
                                                                       0.40% on the next $250 million
                                                                       0.35% over $500 million



(1) AXA Enterprise Multimanager Value Fund is managed by more than one subadvisor. ICAP managed $15.8 million of the total assets of the Fund, which as 5/31/06 totaled $45.59 million.


(2) AXA Premier VIP Large Cap Value Portfolio is managed by more than one subadvisor. As of 5/31/06, ICAP managed $413.1 million of the total assets of the Fund, which as of 6/30/06 totaled $1,218.93 million.

(3) Pursuant to the expense cap agreement dated April 30, 1999, as amended May 1, 2006, ICAP has agreed to waive its management fee and/or reimburse the ICAP Select Equity Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.80% of its average net assets. The expense cap agreement will terminate on August 25, 2008 unless extended by the mutual agreement of the parties. Pending shareholder approval, NYLIM will become the investment adviser of the ICAP Funds and ICAP will become the subadvisor. If approved by the respective shareholders of each ICAP Fund, ICAP will receive a subadvisory fee of 0.40% of each Fund's average daily net assets.


(4) The MainStay MAP Fund, a series of The MainStay Funds, to which NYLIM also serves as investment adviser, is managed by more than one subadvisor. As of July 14, 2006, ICAP managed $655.9 million of the total assets of the Fund, which at that time totaled $1,349.41 million. ICAP serves as subadvisor on an interim basis for the MAP Fund, a series of The MainStay Funds, to which NYLIM also serves as investment adviser. If approved by shareholders of the MAP Fund, ICAP will become one of the MAP Fund's subadvisors.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS, SAVINGS WHICH CAN HELP MINIMIZE EXPENSES.

IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS;

     1.   READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.


     2.   CALL TOLL-FREE 1-866-235-4258, OR GO TO
          WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM;


     3.   FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

     4.   DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

                                      PROXY

                          MAINSTAY VP SERIES FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                    OF THE MAINSTAY VP BASIC VALUE PORTFOLIO
                        TO BE HELD ON SEPTEMBER 28, 2006


The undersigned contract owner of the MainStay VP Basic Value Portfolio (the "Portfolio"), a series of MainStay VP Series Fund, Inc. (the "Fund"), hereby constitutes and appoints Marguerite E.H. Morrison, Jeffrey A. Engelsman and Barry E. Simmons, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Portfolio held in his or her name on the books of the Portfolio and which he or she is entitled to vote at the Special Meeting of Shareholders of the Portfolio, to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on September 28, 2006, beginning at 11:00 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof. The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of shareholders of the Portfolio and the Proxy Statement dated August 3, 2006. The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.



VOTE VIA THE TELEPHONE: 1-866-235-4258



VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM


NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, and if a partnership, please sign in full partnership name by authorized person.


-------------------------------------
Signature


-------------------------------------
Signature (if held jointly)

-------------------------------------
Date

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSAL. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE CONTRACT OWNER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal. If specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
1. To approve a new Subadvisory Agreement between New    [ ]     [ ]       [ ]
   York Life Investment Management LLC and
   Institutional Capital LLC ("ICAP") to appoint ICAP
   as the subadvisor to the Basic Value Portfolio.

Your proxy is important whether or not you plan to attend the Special Meeting in person.

You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.